SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                                  June 24, 2005
                                  --------------
                                 Date of Report
                        (Date of Earliest Event Reported)

                           Total System Services, Inc.
                           ---------------------------
             (Exact Name of Registrant as Specified in its Charter)


Georgia                           1-10254                    58-1493818
-------                           --------                   ----------
(State of                  (Commission File Number)        (IRS Employer
 Incorporation)                                             Identification No.)

                   1600 First Avenue, Columbus, Georgia 31901
                   ------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                 (706) 649-2267
                                  -------------
                         (Registrant's telephone number,
                              including area code)

                ------------------------------------------------
          (Former name or former address, if changed since last report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

        / / Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

       / / Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

       / / Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

       / / Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 8.01          Other Events.
---------          -------------

                   On June 24, 2005, Total System Services, Inc. ("Registrant") announced that it received official notification today that Citibank plans to migrate all of the Sears consumer MasterCard and private-label accounts from Registrant in a deconversion that is expected to occur in the second quarter of 2006. Registrant expects to continue supporting commercial-card accounts for Citibank and Sears, as well as Citibank's California Commerce consumer accounts, according to the terms of the existing agreements for those portfolios.

                   The Citibank decision will not impact Registrant's previously announced guidance of net income growth in the range of 22-25 percent for 2005. Registrant's press release in connection with the announcement is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01          Financial Statements and Exhibits.
---------          ----------------------------------

                   (c)                Exhibits

                   Exhibit No.        Description
                   ----------         -----------

                   99.1               Registrant's press release dated
                                      June 24, 2005 in connection with Citibank







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                                    Signature


         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          TOTAL SYSTEM SERVICES, INC.
                                          ("Registrant")

Dated:  June 24, 2005                     By:/s/ Kathleen Moates
       --------------------                  -------------------
                                               Kathleen Moates
                                               Senior Deputy General Counsel



















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